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                                                                   EXHIBIT 23.01



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated, April 22, 1996, in the Registration Statement (Form S-3) and related Prospectus of Rational Software Corporation for the registration of up to 5,872,725 shares of its common stock.



                                                               ERNST & YOUNG LLP



San Jose, California


October 1, 1996